EXHIBIT 99.2

Investor Presentation dated January 21, 2011

Fourth Quarter 2010 Earnings Review and Acquisition Announcement - Danvers Bancorp (DNBK) January 21, 2011

Certain comments made in the course of this presentation by People's United Financial are forward-
looking in nature.  These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after December 31, 2010 and usually use words such as "expect", "anticipate", "believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause People's United
Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Danvers Bancorp to approve the merger agreement; (3) failure to obtain governmental approvals for the merger; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the businesses following the merger with Danvers Bancorp and recent acquisitions; (6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize
(8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the recently enacted financial reform legislation; (12)
changes in levels of income and expense in noninterest income and expense related activities; (13)
competition and its effect on pricing, spending, third-party relationships and revenues.
Forward Looking Statement

2 Agenda Fourth Quarter 2010 Results Integration Update Acquisition of Danvers Bancorp (DNBK) Q&A

Net income of $32.0 million, or $0.09 per share
Operating income of $36.7 million, or $0.10 per share, excluding primarily merger-related expenses
Net interest margin of 3.85%; up 12 bps from Q3 2010
Net charge-offs to average loans decreased to 0.28% from 0.57%
in Q3 2010
NPAs as a percentage of originated loans, REO and repossessed assets fell to 2.07% from 2.18% as of Q3 2010
Organic loan growth of $221MM
Fourth Quarter 2010 Results
Overview

Smithtown and RiverBank transactions closed Nov. 30, 2010
Boston branches, Prudential Center and Financial District, opened mid-
December in 2010
Jeff Tengel became new head of Commercial Banking effective
January 1, 2011 following Brian Dreyer’s retirement at the end of 2010
Repurchased $114 million of stock in 4Q10 (8.7 million shares at an average price of $13.08)
2.9 million shares remain under initial share repurchase authorization
Board of Directors has authorized an additional 5% share repurchase program, approximately 17.5 million shares
Recent Initiatives

5 Net Interest Margin 5 3.19% 3.47% 3.68% 3.73% 3.85% Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010

2006-2010
0.28
0.57
1.74
2.10
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
PBCT Peer Group Mean Top 50 Banks
Fourth Quarter 2010 Results
Net Charge-Offs / Avg. Loans (%)

2006-2010
2.07
2.18
4.86
4.72
0.00
1.00
2.00
3.00
4.00
5.00
6.00
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
PBCT Peer Group Mean Top 50 Banks by Assets
Fourth Quarter 2010 Results
NPAs / Loans & REO* (%)
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

Loan Growth
Organic loan growth resumed with $221MM of growth in Q4 2010
Acquisitions of Smithtown and RiverBank added $2.1BN of loans

Total Legacy
Commercial real estate
7,306 $      5,618 $      1,365 $      323 $         5,493 $      1,813 $   125 $
Commercial lending
3,096         3,020         40              36              2,922         174         98
PCLC
1,212         1,212         -                -                1,185         27           27
PUEF
888            888            -                -                964            (76)          (76)
                  Total Commercial 12,502       10,738       1,405         359            10,564       1,938      174
Residential mortgage 2,838         2,573         141            124            2,474         364         99
Home equity and other loans 2,178         2,125         26              27              2,177         1             (52)
Total loans 17,518 $    15,436 $    1,572 $      510 $         15,215 $    2,303      221
$ Inc/(Dec)
($'s in millions)
Q4 2010 Legacy Smithtown River Q3 2010

Integration Update

Focused on Revenue Synergies Throughout the Franchise
By Pursuing Best Practices in All Markets
Northern New England
Retail Banking and Brokerage
Enhance our industry leading loyalty by initiating a New Customer Experience program –
on-boarding and retention focused
Invest in securities and life insurance licensing, product and sales training in retail bank
Introduced People’s Securities brokerage model
Objective is to increase cross-selling to 4.6 products and services per customer (the current level in Southern NE franchise) from 3.6 products and services (the current level in
Northern NE franchise)
Upper Middle-Market Commercial Banking
Larger corporate lending capabilities >$25MM per loan
Insurance brokerage capability
Southern New England
Build out small business capabilities
Market business services: payroll processing, merchant services, business credit card,
401k administration
Emphasize private banking and wealth management

Financial Federal Integration Update
Financial Federal unit, renamed People’s United Equipment Finance
While portfolio loan balances are down, we’re not losing market share as construction market remains depressed
Yield and fee income continue to exceed expectations
Loss experience has also been better than expected
At announcement we had targeted 0% cost savings but through the elimination of headcount and public company expenses we have reduced non-interest expense by
13%
The business is well positioned and we are cautiously optimistic about an up-tick in construction activity during the second half of 2011

Massachusetts Integration Update
Butler Bank (Lowell, MA)
Retained 93% of deposits since April 2010 closing
System conversion scheduled for the first week of February
RiverBank (N. Andover, MA)
Cost savings of 30% identified at announcement - on track to realize that target
Integrated the commercial lending group and actively training branch personnel
System conversion scheduled for first week of February
De novo branches (Downtown Boston, MA)
Early feedback, deposit gathering and lending referral activity has been excellent

Long Island Integration Update
Bank of Smithtown (Smithtown, NY)
Our brand of banking, with its focus on the customer experience, is being received well on Long Island by customers and employees
Initiated de novo C&I effort on Long Island in December
Building out Commercial Real Estate Finance (CREF) infrastructure – primary goal is to manage existing portfolio
Expanding the workout function
System conversion scheduled for June-July time period

People’s United Financial Announces Acquisition of Danvers Bancorp (DNBK)

Immediately adds desired scale to our existing Boston MSA presence
– Pro forma PBCT becomes 7
th
largest bank in Massachusetts and Boston MSA
– Pro forma PBCT becomes 2
nd
largest bank in Essex County, MA
Excellent platform for commercial lending growth
– Boston is the second largest MSA within our footprint behind New York City MSA
– 49% of Danverbanks’ loans are C&l loans
– Adds 23 commercial lenders to the 10 we now have based in Boston MSA
– Asset-based lending unit can be expanded significantly
– Complements our existing Massachusetts and New Hampshire footprint
Danvers Bancorp’s CEO, Kevin Bottomley, to join People’s United Board of Directors and act as strategic leader of our Boston growth effort
Exceeds People’s United’s financial hurdles
– > 15% IRR
– Significant operating EPS accretion
Transaction Rationale
Transaction gives People’s United, New England’s largest independent bank, scale in Boston, New England’s economic center

Solidifying Eastern Massachusetts Footprint
Source: SNL Financial
*Financials as of 9/30/2010
**Projected change from 2010-2015
Median 2010 HH Income
PBCT DNBK
Financial Highlights*
($ in millions)
DNBK
Assets $2,631
Gross Loans 1,745
Deposits 2,040
Branches 28
16.0 16.9
12.4
Projected HHI Growth**
$70,905
$70,175
$54,442
$50,000
$57,500
$65,000
$72,500
$80,000
PBCT DNBK Nation

Essex County, MA
Massachusetts*
Positions People’s United for further growth in Eastern Massachusetts
Adds Scale in Targeted Expansion Markets
Source: SNL Financial; Deposits data as of 6/30/2010
* Excludes Bank of New York Mellon
Deposits Market
Branch in Market Share
Rank Institution (ST) Count ($M) (%)
1 Bank of America Corp. (NC) 280 44,234 25.4
2 Royal Bank of Scotland Group 257 24,494 14.1
3 Banco Santander SA 230 13,623 7.8
4 Toronto-Dominion Bank 159 8,716 5.0
5 Eastern Bank Corporation (MA) 95 6,162 3.5
6 Independent Bank Corp. (MA) 71 3,702 2.1
Pro Forma 59 3,598 2.1
7 Middlesex Bancorp MHC (MA) 33 3,572 2.1
8 Boston Private Financial (MA) 9 2,375 1.4
9 Berkshire Hills Bancorp Inc. (MA) 37 2,014 1.2
10 Danvers Bancorp Inc. (MA) 28 2,000 1.1
11 Brookline Bancorp Inc. (MA) 26 1,927 1.1
12 Century Bancorp Inc. (MA) 23 1,857 1.1
13 Salem Five Bancorp (MA) 22 1,757 1.0
14 Cambridge Financial Group Inc (MA) 16 1,744 1.0
15 Cape Cod Five Cents Svgs Bk (MA) 15 1,688 1.0
16 People's United Financial Inc. (CT) 31 1,598 0.9
17 Webster Financial Corp. (CT) 24 1,387 0.8
18 First Republic Bank (CA) 2 1,364 0.8
19 Meridian Interstate Bncp (MHC) (MA) 20 1,361 0.8
20 Citigroup Inc. (NY) 31 1,342 0.8
Totals (1-20) 1,409 126,915 72.9
Totals (1-178) 2,214 174,070 100.0
Deposits Market
Branch in Market Share
Rank Institution (ST) Count ($M) (%)
1 Toronto-Dominion Bank 32 2,034 12.4
Pro Forma 24 2,032 12.3
2 Eastern Bank Corporation (MA) 24 1,674 10.2
3 Salem Five Bancorp (MA) 17 1,573 9.6
4 Banco Santander SA 29 1,573 9.6
5 Danvers Bancorp Inc. (MA) 17 1,539 9.3
6 Bank of America Corp. (NC) 20 1,197 7.3
7 Inst for Svgs in Newburyport (MA) 7 883 5.4
8 Royal Bank of Scotland Group 15 570 3.5
9 People's United Financial Inc. (CT) 7 493 3.0
10 Newburyport Five Cents SB (MA) 7 445 2.7
Totals (1-10) 175 11,981 72.7
Totals (1-41) 258 16,469 100.0
Boston MSA*
Deposits Market
Branch in Market Share
Rank Institution (ST) Count ($M) (%)
1 Bank of America Corp. (NC) 203 40,046 28.9
2 Royal Bank of Scotland Group 214 23,830 17.2
3 Banco Santander SA 165 10,594 7.6
4 Toronto-Dominion Bank 108 6,469 4.7
5 Eastern Bank Corporation (MA) 87 5,878 4.2
6 Middlesex Bancorp MHC (MA) 30 3,479 2.5
Pro Forma 58 3,368 2.4
7 Independent Bank Corp. (MA) 45 2,529 1.8
8 Boston Private Financial (MA) 9 2,375 1.7
9 Danvers Bancorp Inc. (MA) 28 2,000 1.4
10 Brookline Bancorp Inc. (MA) 26 1,927 1.4
15 People's United Financial Inc. (CT) 30 1,368 1.0
Totals (1-10) 915 99,127 71.5
Totals (1-134) 1,512 138,676 100.0

Completed October 2009
Loans $263M
Deposits $415M
Danvers Bancorp, Inc. Overview
ROAA 0.64
ROAE 5.7
Net Interest Margin 3.49
Efficiency Ratio 71.1
TCE / TA 10.01
NPA / (Loans + OREO) 1.10
LLR / Loans 0.95
LTM NCO / Avg. Loans 0.16
Select Balance Sheet Ratios (%)
Profitability (%)
Source: SNL Financial
Financial data as of 9/30/2010
Headquarters Danvers, MA
Established March 1850
Branches 28
Conversion Date 12/13/2007
Overview
Recent  Acquisition: Beverly National Bank
Chairman, President & CEO  Kevin T. Bottomley
Executive VP & COO James J. McCarthy
EVP & Chief Lending Officer John O’Neill
Executive VP & CFO L. Mark Panella
Executive Management
Assets $2,631
Net Loans 1,728
Deposits 2,040
Tangible Common Equity 260
Balance Sheet ($MM)

Diversified Loan Portfolio and Attractive Funding Mix
Source: Company Financials
Financial data as of 9/30/2010
*Excludes loans held for sale
($ in millions)
($ in millions)

5.66%
$1,741M
1.24%
$2,040M
Deposits Loans
Yield on Loans:
Total Loans*:
Cost of Deposits:
Total Deposits:

Exceptional Asset Quality

NPAs / Loans + OREO (%)
NCOs / Average Loans (%)
Source: SNL Financial
Note: PBCT Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-
performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

Price & Structure
• $23.00
• $493MM
• 55% stock / 45% cash
Summary of Key Terms
Price per share:
Deal value:
Consideration:
Pricing Multiples
• 38% or ~$20MM after tax (30% excluding ESOP, SERP and restricted stock eliminations)
• Identified but not assumed
• $44MM after-tax
• 1.5%
Cost savings:
Revenue synergies:
Merger-related expenses:
Gross Loan mark:
Key Assumptions
Price / tangible book:
Core deposit premium:
• 1.86x
• 13.9%
Closing & Other
Extensive due diligence:
Approvals:
Expected close:
Board representation:
• Completed
• Danvers shareholders; Regulatory approvals
• 2
nd
quarter 2011
• Kevin Bottomley to join People’s United Board of Directors

Pro Forma Impact
* PBCT financials as of 12/31/2010; DNBK financials as of 9/30/2010
** Balance sheet figures do not include the impact of purchase accounting adjustments
^ Pro forma levels at estimated close of transaction
PBCT* DNBK* Pro Forma**
Assets ($Bn) 25.0 2.6 27.6
Loans ($Bn) 17.5 1.7 19.2
Deposits ($Bn) 17.9 2.0 19.9
Branches 340 28 368
Tangible common equity ratio 14.1% ~12.0%
Tangible book value per share $9.30 ~$8.68
2012 operating EPS accretion ~$0.08
TBV dilution value earn back period ~7 years
Internal rate of return
>15%
^
^

Summary
We are excited about growth and confident in our position
Competitive Strength
Focused on revenue synergies throughout our footprint
Further leveraging the brand
Conservative underwriting
Pro forma Tangible Common Equity Ratio of ~12.0%
Efficient capital deployment
Closed 4 deals (Financial Federal, Butler, RiverBank and Smithtown) – all
     above  our 15% IRR hurdle - in 2010
Announced  the acquisition of Danvers  Bancorp – above  our  15%
IRR hurdle
Paid out $218MM in 2010 dividends
    Repurchased $191MM of stock or 14.3MM shares at a weighted average price of  $13.35
     Extended period of low interest rates, multi-year de-leveraging process and tougher regulatory environment are encouraging consolidation

Significantly more asset sensitive than peers

Q & A

Appendix

26
Quarterly Income Statement

$ Fav(unfav) %
Net Interest Income 189.8 $      175.8 $      147.5 $     14.0 $         8%
Provision for Loan Losses 10.9 21.8 13.6 10.9 50
Non-Interest Income 75.9 75.9 71.7 - -
Non-interest Expense: Operating 199.9 188.9 167.7 (11.0) (6)
Non-Operating Expense 7.0 5.3 4.5 (1.7) (31)
Total Non-Interest Expense 206.9 194.2 172.2 (12.7) (7)
Income Before Taxes
47.9 35.7 33.4 12.2
Net Income 32.0 24.1 24.9 7.9 33
Net Operating Income 36.7 27.7 28.0 9.0 33
Earnings Per Share 0.09 0.07 0.07 0.02 29
Operating Earnings Per Share 0.10 0.08 0.08 0.02 29
vs. Q3 2010
($'s in millions, except EPS) Q4 2010 Q3 2010 Q4 2009
34

27
Non-Interest Income

$ Fav(unfav) %
Investment management fees 7.9 $           7.6 $           7.9 $           0.3 $            4%
Insurance revenue 6.9              8.3              7.0              (1.4)              (17)
Brokerage commissions 2.9              2.8              2.9              0.1                4
     Total wealth management 17.7            18.7            17.8            (1.0)              (5)
Bank service charges 30.7            31.5            32.2            (0.8)              (3)
Merchant services income 6.4              6.9              6.3              (0.5)              (7)
Gain on Residential Loan Sales 4.2              2.4              3.0              1.8                76
Net security loss
(1.0)             -                (0.1)             (1.0)              N/M
Operating lease income
5.8              5.4              3.9              0.4                7
Loan Penalties/Late Charges
5.7              4.2              2.1              1.5                36
Other non-interest income 6.4              6.8              6.5              (0.4)              (6)
     Total non-interest income 75.9            75.9            71.7            -               -
Total ex net security loss 76.9            75.9            71.8            1.0                1
($'s in millions) Q4 2010 Q3 2010 Q4 2009
vs. Q3 2010

28
Non-Interest Expense

vs. Q3 2010
$ Increase %
Compensation and benefits 98.3 $       93.2 $       89.2 $       5.1 $           5%
Occupancy and equipment 28.1          28.0          28.0          0.1              0
Professional/outside service fees 19.8          18.5          10.0          1.3              7
Other non-interest expense 60.7          54.5          45.0          6.2              11
Total non-interest expense 206.9        194.2        172.2        12.7            7
Non-operating Expense 7.0            5.3            4.5            1.7              31
Operating non-interest expense 199.9        188.9        167.7        11.0            6
Q4 2010 Q3 2010 Q4 2009 ($'s in millions)

29
Average Earning Assets

$ Inc/(Dec) %
Commercial real estate 6,054 $        5,465 $      5,352 $      589 $         11
Commercial lending 5,087           5,096         4,011         (9)               (0)
                  Total Commercial 11,141         10,561       9,363         580            5
Residential mortgage 2,611           2,463         2,609         148            6
Home equity and other loans 2,170           2,184         2,259         (14)             (1)
Total loans 15,922         15,208       14,231       714            5
Investments 3,875           3,748         4,351         127            3
Total earning assets 19,797         18,956       18,582       841            4
vs. Q3 2010
($'s in millions) Q4 2010 Q3 2010 Q4 2009

30
Average Funding Mix

$ Inc/(Dec) %
Deposits:
     Non-interest-bearing 3,634 $          3,432 $          3,321 $          202 $            6%
     Savings/Now/PMA 8,249             7,930             7,145             319               4
     Time 4,648             4,439             4,807             209               5
Total deposits 16,531           15,801           15,273           730               5
Sub-debt / Other borrowings 705                374                343                331               89
Total funding liabilities 17,236           16,175           15,616           1,061            7
Stockholders' equity 5,335             5,404             5,106             (69)                (1)
Total Funding 22,571           21,579           20,722           992               5
($'s in millions) Q4 2010
vs. Q3 2010
Q3 2010 Q4 2009

31
Non-Performing Assets

NPA's - Total 663 $             371 $             206 $
            - Originated 303                312                206
            - Acquired 360                59                                  N/A
Allowance for Loan Losses 173                173                173
NPA's / Total Loans, REO &
Repossessed assets - Originated
2.07% 2.18% 1.44%
Originated NPL's / Originated Loans 1.68% 1.77% 1.19%
Allowance / Originated Loans 1.18% 1.21% 1.21%
Allowance / Originated NPL's 70% 69% 102%
Net Loan Charge-Offs / Avg Loans 0.28% 0.57% 0.38%
($ in millions)
Q4 2010 Q3 2010 Q4 2009

Home Equity Portfolio
Credit Statistics
Weighted Average:
Loan to value¹
55%
FICO scores¹
759
Net charge-offs: 0.23%
Non-accrual: 0.48%
High Quality Consumer Portfolio
Ending Balance: $5.0 billion
% of Loans: 29%
Residential Mortgage Portfolio
Credit Statistics
Weighted Average:
Loan to value¹
60%
FICO scores¹
726
Net charge-offs: 0.30%
Non-accrual: 3.17%
1-4 Family
Residential
57%
Home Equity
Loans & Lines
39%
Indirect
Auto
3%
Other
1%
As of December 31, 2010
(1) Excludes the impact of the former Butler Bank, former RiverBank and former Bank of Smithtown

Retail
25%
Office
30%
Industrial
10%
Residential
13%
Hospitality
8%
Other
11%
Land
3%
Well Balanced Commercial Portfolio
As of December 31, 2010
Ending Balance: $12.5 billion
% of Loans: 71%
$5.4 billion CRE¹
(1) Excludes portfolios acquired on November 30, 2010
CRE, By Sector
Commercial
Real Estate
58%
General C&I
25%
Equip. Fin.
17%

We expect that interest rates will not rise in 2011. However, we do expect rates to rise in
2012 and beyond
Given short term interest rates are so low and are expected to remain low this year, we have again added to our securities portfolio
For Q3 2010 we were 3.0x as asset sensitive as our peers
For every 100bps increase in the Fed Funds rate, our net interest income will increase by ~$40MM on an annualized basis
Notes:
1. Analysis is as of 6/30/10 filings
2. Data as of 6/30/10 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 6/30/10 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed
Asset Sensitivity
Net Interest Income at Risk
1
Analysis involves PBCT estimates, see notes below
Lowest Amongst Highest Amongst Core PBCT Multiple to
Scenario Our Peers Our Peers Peer Median PBCT Peer Median
Shock Up 100bps
2
-0.6% 4.8% 2.0% 6.0% 3.0x
Shock Up 200bps
3
0.4% 9.6% 4.4% 13.3% 3.0x
Change in Net Interest Income

< 20 Employees
Commercial Market Opportunity by MSA
> 500 Employees < 500 Employees
Pro Forma Deposit Market Share
Number of firms by size
People’s United is growing in NYC Metro and Boston Metro,
areas rich with potential commercial, non-commodity relationships
0.2%
2.4%
6.3%
17.8%
0.2%
2.4%
6.3%
17.8%
0.2%
2.4%
6.3%
17.8%
428,577
471,661
Source: SBA firms and employment by MSA 2007
* NY Metro area includes New York, Northern New Jersey, and Long Island MSA
** Central Connecticut includes New Haven and Hartford MSAs

36 Loans and Deposits Source: SNL Financial * Pro forma for SMTB & LSBX acquisitions ** Pro forma for DNBK acquisition Loans Deposits

Peer Group
Company Name Ticker State
1 Associated Banc-Corp ASBC WI
2 Astoria Financial Corporation AF NY
3 BOK Financial Corporation BOKF OK
4 City National Corporation CYN CA
5 Comerica Incorporated CMA TX
6 Commerce Bancshares, Inc. CBSH MO
7 Cullen/Frost Bankers, Inc. CFR TX
8 First Horizon National Corporation FHN TN
9 Flagstar Bancorp, Inc. FBC MI
10 Fulton Financial Corporation FULT PA
11 Hudson City Bancorp, Inc. HCBK NJ
12 M&T Bank Corporation MTB NY
13 Marshall & Ilsley  Corporation MI WI
14 New York Community Bancorp, Inc. NYB NY
15 Synovus Financial Corp. SNV GA
16 TCF Financial Corporation TCB MN
17 Valley National Bancorp VLY NJ
18 Webster Financial Corporation WBS CT
19 Zions Bancorporation ZION UT

Additional Information
Participants in the Transaction
People’s United, Danvers Bancorp and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Danvers Bancorp stockholders in favor of the merger with Danvers Bancorp. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Danvers Bancorp stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.
You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the
SEC on March 23, 2010.  You can find information about Danvers Bancorp’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on April 16, 2010.  You can obtain free copies of these documents from
People’s United or Danvers Bancorp using the contact information above.
In connection with the proposed merger with Danvers Bancorp, Inc. (“Danvers Bancorp”), People’s
United will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on
Form S-4 that will include a proxy statement of Danvers Bancorp that also constitutes a prospectus of
People’s United.  Danvers Bancorp will mail the proxy statement/prospectus to its stockholders.
Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.  You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People’s United and Danvers Bancorp with the SEC at the SEC’s website at www.sec.gov.  The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Danvers Bancorp’s website at
www.danversbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

For more information, investors may contact: Peter Goulding, CFA peter.goulding@peoples.com (203) 338-6799